SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES*	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R1 Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2016 August 31, 2016 August 31, 2017 August 31, 2016 August 31, 2016 August 31, 2016
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.46%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Alternative Strategies Fund[2] Class A Class C Administrator Class Institutional Class	2.22% 2.97% 2.07% 1.97%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Asia Pacific Fund Class A Class C Administrator Class[3] Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.87% 1.62% 1.62% 1.12% 0.64% 0.44%	August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016 August 31, 2016
C&B Large Cap Value Fund[4] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
C&B Mid Cap Value Fund[5] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2016
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.75% 1.50% 1.50% 0.55% 0.48%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2016
Capital Growth Fund[6] Class A Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.11% 1.86% 0.75% 0.60% 0.90% 0.65% 1.17%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
Colorado Tax-Free Fund Class A Class C Administrator Class	0.85% 1.60% 0.60%	October 31, 2015 October 31, 2015 October 31, 2015
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 0.85% 1.10% 0.85% 1.29%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2017 January 31, 2016
Conservative Income Fund Institutional Class	0.27%	December 31, 2015
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.78% 1.53% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42% 0.79%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Disciplined U.S. Core Fund[7] Class A Class C Class R Class R6 Administrator Class Institutional Class	0.92% 1.67% 1.17% 0.43% 0.74% 0.48%	November 30, 2015 November 30, 2015 November 30, 2016 November 30, 2016 November 30, 2015 November 30, 2015
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	1.22% 1.97% 0.84% 1.15% 0.89% 1.28%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified Capital Builder Fund Class A Class B Class C Administrator Class[8] Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Diversified International Fund[9] Class A Class B Class C Class R Class R6 Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.60% 0.89% 1.25% 0.99% 1.46%	February 29, 2016 February 29, 2016 February 29, 2016 February 28, 2017 February 28, 2017 February 29, 2016 February 29, 2016 February 29, 2016
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.76% 1.51% 1.51% 1.01% 0.45% 0.30% 0.65% 0.86%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.78% 1.53% 1.53% 1.03% 0.47% 0.32% 0.67% 0.88%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.79% 1.04% 0.48% 0.33% 0.68% 0.89%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.81% 1.56% 1.56% 1.06% 0.50% 0.35% 0.70% 0.91%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.81% 1.06% 0.50% 0.35% 0.70% 0.91%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.82% 1.57% 1.57% 1.07% 0.51% 0.36% 0.71% 0.92%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.83% 1.08% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.83% 1.58% 1.58% 1.08% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.83% 1.08% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.83% 1.58% 1.08% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.83% 1.08% 0.52% 0.37% 0.72% 0.93%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dow Jones Target 2060 Fund[1][0] Class A Class C Class R Class R4 Class R6 Administrator Class	0.88% 1.63% 1.13% 0.52% 0.37% 0.72%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target Today Fund[11] Class A Class C Class R Class R4 Class R6	0.98% 1.73% 1.23% 0.67% 0.52%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2015 Fund[12] Class A Class C Class R Class R4 Class R6	1.00% 1.75% 1.25% 0.69% 0.54%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2020 Fund[13] Class A Class C Class R Class R4 Class R6	1.02% 1.77% 1.27% 0.71% 0.56%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2025 Fund[14] Class A Class C Class R Class R4 Class R6	1.04% 1.79% 1.29% 0.73% 0.58%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2030 Fund[15] Class A Class C Class R Class R4 Class R6	1.06% 1.81% 1.31% 0.75% 0.60%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2035 Fund[16] Class A Class C Class R Class R4 Class R6	1.07% 1.82% 1.32% 0.76% 0.61%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2040 Fund[17] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2045 Fund[18] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2050 Fund[19] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2055 Fund[20] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Dynamic Target 2060 Fund[21] Class A Class C Class R Class R4 Class R6	1.08% 1.83% 1.33% 0.77% 0.62%	June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016 June 30, 2016
Emerging Growth Fund[2][2] Class A Class C Administrator Class Institutional Class Investor Class	1.37% 2.12% 1.20% 0.90% 1.40%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.61% 2.36% 2.36% 1.18% 1.49% 1.22%	February 28, 2017 February 28, 2017 February 28, 2017 February 29, 2016 February 28, 2017 February 28, 2017
Emerging Markets Equity Income Fund[23] Class A Class C Class R Class R6 Administrator Class Institutional Class	1.65% 2.40% 1.90% 1.20% 1.45% 1.25%	February 29, 2016 February 29, 2016 February 28, 2017 February 28, 2017 February 29, 2016 February 29, 2016
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 1.00% 0.80%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2015 November 30, 2015
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 0.80% 1.10% 0.85% 1.24%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Global Long/Short Fund Class A Class C Administrative Class Institutional Class	1.75% 2.50% 1.65% 1.45%	October 31, 2016 October 31, 2016 October 31, 2016 October 31, 2016
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	1.55% 2.30% 2.30% 1.40% 1.15%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.16% 0.50% 1.00%	May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017 May 31, 2017
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.85% 1.60% 1.60% 0.64% 0.48% 0.88%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Growth Fund Class A Class C Class R6[24] Administrator Class Institutional Class Investor Class	1.21% 1.96% 0.70% 0.96% 0.75% 1.27%	November 30, 2015 November 30, 2015 November 30, 2016 November 30, 2015 November 30, 2015 November 30, 2015
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
High Income Fund[25] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.80% 0.70%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.75% 0.60%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.84% 1.59% 1.59% 0.72% 0.58% 0.85%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Index Fund[26] Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Intermediate Tax/AMT-Free Fund[27] Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
International Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.65% 0.85% 0.70%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
International Equity Fund[28] Class A Class B Class C Class R Class R6 Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 0.88% 1.09% 0.84%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2017 February 29, 2016 February 29, 2016
International Value Fund[29] Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.35% 2.10% 1.20% 1.00% 1.46%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.86% 1.36% 0.80% 0.65% 0.95% 0.70%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Intrinsic World Equity Fund[30] Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
Large Cap Core Fund[31] Class A Class C Class R Class R6 Administrator Class Institutional Class Investor Class	1.14% 1.89% 1.39% 0.68% 0.90% 0.66% 1.20%	November 30, 2015 November 30, 2015 November 30, 2016 November 30, 2016 November 30, 2015 November 30, 2015 November 30, 2015
Large Cap Growth Fund[32] Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.07% 1.82% 1.32% 0.75% 0.60% 0.95% 0.65% 1.13%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Large Company Value Fund[33] Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.16%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.85% 1.60% 0.60%	October 31, 2015 October 31, 2015 October 31, 2015
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Money Market Fund[34] Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.00% 0.65% 0.50%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
Municipal Bond Fund[35] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.48% 0.78%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2016 May 31, 2016 May 31, 2016
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	October 31, 2015 October 31, 2015 October 31, 2015
Omega Growth Fund[36] Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015 November 30, 2015
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.21% 1.96% 1.96% 1.00% 0.75% 1.23%	January 31, 2017 January 31, 2017 January 31, 2017 January 31, 2016 January 31, 2016 January 31, 2016
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	1.11% 1.86% 1.86% 0.80% 0.65% 1.00% 0.70% 1.18%	November 30, 2016 November 30, 2016 November 30, 2016 November 30, 2015 November 30, 2015 November 30, 2016 November 30, 2015 November 30, 2015
Real Return Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.53% 0.37% 0.60% 0.42%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.72% 1.47% 0.48% 0.73%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.81% 1.56% 0.65% 0.50% 0.84%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Short-Term Municipal Bond Fund[37] Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Small Cap Opportunities Fund Administrator Class Institutional Class	1.20% 0.95%	July 31, 2016 July 31, 2016
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	1.28% 2.03% 2.03% 0.83% 1.08% 0.88% 1.29%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 2.10% 0.90% 1.20% 0.95%	September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2016 September 30, 2015 September 30, 2015
Small Company Value Fund[38] Class A Class B Class C Administrator Class Institutional Class	1.40% 2.15% 2.15% 1.20% 1.00%	September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015 September 30, 2015
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.35% 2.10% 1.15% 0.95% 1.41%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Special Mid Cap Value Fund Class A Class C Class R39 Class R6 Administrator Class Institutional Class Investor Class	1.25% 2.00% 1.50% 0.82% 1.14% 0.87% 1.31%	January 31, 2016 January 31, 2016 January 31, 2017 January 31, 2016 January 31, 2016 January 31, 2016 January 31, 2016
Special Small Cap Value Fund Class A Class B Class C Class R40 Class R6 Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.59% 0.89% 1.20% 0.94%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2017 July 31, 2016 July 31, 2016 July 31, 2016
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	1.50% 2.25% 2.25% 1.33% 1.53%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	February 29, 2016 February 29, 2016 February 29, 2016 February 29, 2016
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.82% 1.57% 1.57% 0.68% 0.48%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015 December 31, 2015
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015 October 31, 2015
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016 July 31, 2016
WealthBuilder Conservative Allocation Portfolio	1.50%	September 30, 2015
WealthBuilder Equity Portfolio	1.50%	September 30, 2015
WealthBuilder Growth Allocation Portfolio	1.50%	September 30, 2015
WealthBuilder Growth Balanced Portfolio	1.50%	September 30, 2015
WealthBuilder Moderate Balanced Portfolio	1.50%	September 30, 2015
WealthBuilder Tactical Equity Portfolio	1.50%	September 30, 2015
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.70% 1.45% 0.73%	October 31, 2015 October 31, 2015 October 31, 2015
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.50% 1.00%	May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016 May 31, 2016

Most Recent Annual Approval: June 1, 2015

Schedule A amended: August 11, 2015

* On May 20, 2015, the Board of Wells Fargo Funds Trust approved: (i) the conversion of Investor Class to Class A shares for all applicable series of Funds Trust (the “Conversion”); (ii) the shares of each such Investor Class for all applicable Funds other than the Short-Term Municipal Bond Fund, C&B Mid Cap Value Fund, and High Income Fund, assume the attributes of shares of each corresponding Class A, including fee structures; (iii) the shares of each Investor Class for the Short-Term Municipal Bond Fund, C&B Mid Cap Value Fund, and High Income Fund  be modified to assume the attributes of shares of the corresponding Class A of each of these Funds, with the exception that Class A shares for these Funds will assume a net operating expense cap equal to that of the pre-existing Investor Class shares of each Fund.  The conversion date is expected to be on or about October 23, 2015.

On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Absolute Return Fund, effective on or about October 1, 2015.

2 Reference is made to that certain Investment Sub-Advisory Agreement among the Trust, on behalf of the Alternative Strategies Fund, the Adviser and The Rock Creek Group, LP (“Rock Creek”), as a sub-adviser to the Alternative Strategies Fund, pursuant to which Rock Creek is authorized to invest, from time to time, a portion of the Alternative Strategies Fund’s assets (“Rock Creek Portion”) in shares of registered investment companies (each such company, other than a money market Fund, an “Underlying Fund”).  The provisions of Section 3 of the Amended and Restated Fee Agreement (the “Fee Agreement”) to which this Schedule A relates shall apply to the Capped Operating Expense Ratios of the respective share classes of the Alternative Strategies Fund stated in the table above (the “Baseline Capped Operating Expense Ratios”).  In addition to the foregoing, to the extent that the Rock Creek Portion invests in securities of any Underlying Fund, the Adviser also hereby agrees to additionally waive any advisory fees payable to it under the Investment Advisory Agreement, additionally waive any administration fees payable to it under the Administration Agreement, and/or additionally reimburse other expenses of the Funds or a class in an amount equal to the fees of such Underlying Fund held in the Rock Creek Portion (which shall be calculated based on the net operating expense ratio of the relevant share class of such Underlying Fund contained in the Underlying Fund’s most recently published annual or semi-annual report) (such additional waivers, the “Rock Creek Underlying Fund Waivers”); provided, however, notwithstanding the provisions of Section 3 of the Fee Agreement, the amount of the Rock Creek Underlying Fund Waivers, if any,  may increase or decrease from time to time without notice to, or approval by, the Board, so long as: (i) the initial term and renewal of the Adviser’s commitment to make the Rock Creek Underlying Fund Waivers remain subject to the provisions of Section 3 of the Fee Agreement, and (ii) the Baseline Capped Operating Expense Ratios remain subject to the provisions of Section 3 of the Fee Agreement.

3On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratio to the Asia Pacific Fund Administrator Class.  Effective March 1, 2016 the ratio will be 1.50%, expiring February 28, 2017.

4 On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the C&B Large Cap Value Fund.  Effective October 1, 2015, the ratios for the Administrator Class and Institutional Class will be 1.00% and 0.80%, respectively, expiring September 30, 2016.

5 On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the C&B Mid Cap Value Fund.  Effective February 1, 2016, the ratios for Classes A, B and C will be 1.25%, 2.00% and 2.00%, respectively, expiring January 31, 2017.

6 On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Capital Growth Fund.  Effective December 1, 2015, the ratios for the Administrator Class and Institutional Class will be 0.94% and 0.70%, respectively, expiring November 30, 2016.

7 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Disciplined U.S. Core Fund, effective on or about October 1, 2015.

8 On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratio to the Diversified Capital Builder Fund Administrator Class.  Effective February 1, 2016 the ratio will be 1.05%, expiring January 31, 2017.

9 On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Diversified International Fund.  Effective March 1, 2016 the ratios for Classes A, B and C will be 1.35%, 2.10% and 2.10%, respectively, expiring February 28, 2017.  In addition, on August 11, 2015 the Board approved the addition Class R and R6 shares, effective on or about October 1, 2015.

10On February 19, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dow Jones Target 2060 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.  In addition, on May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes.  Upon commencement of operations, the ratios for Classes A, C and R will be 0.83%, 1.58% and 1.08%, respectively, expiring June 30, 2017.

11On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target Today Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

12On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2015 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

13On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2020 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

14On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2025 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

15On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2030 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

16On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2035 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

17On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2040 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

18On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2045 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

19On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2050 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

20On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2055 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

21On March 26, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2060 Fund.  The Fund is expected to commence operations in the fourth quarter of 2015.

22On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Emerging Growth Fund.  Effective October 1, 2015 the ratios for Class A and Class C will be 1.35% and 2.10%, respectively, expiring September 30, 2016.

23On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Emerging Markets Equity Income Fund, effective on or about October 1, 2015.

24On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R6 shares to the Growth Fund, effective on or about October 1, 2015.

25On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the High Income Fund.  Effective January 1, 2016, the ratios for Classes A, B, C, Administrator and Institutional will be 0.93%, 1.68%, 1.68%, 0.83% and 0.53%, respectively, expiring December 31, 2016.

26On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Index Fund.  Effective upon the conversion of the Investor Class shares to Class A, the ratios for Classes A, B and C will be 0.45%, 1.20% and 1.20%, respectively, expiring one year after the next annual update following the effectiveness of the Investor Class conversion.

27On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratio to the Intermediate Tax/AMT-Free Fund Institutional Class.  Effective November 1, 2015 the ratio for will be 0.45%, expiring October 31, 2016.

28On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the International Equity Fund.  Effective March 1, 2016, the ratios for Classes A, B, C, R, Administrator and Institutional will be 1.35%, 2.10%, 2.10%, 1.41%, 1.23% and 0.93%, respectively, expiring February 28, 2017.  In addition, on August 11, 2015 the Board approved the addition Class R6 shares, effective on or about October 1, 2015.

29On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the International Value Fund.  Effective October 1, 2015 the ratios for Class A, B, C and Institutional will be 1.35%, 2.10%, 2.10% and 1.00%, respectively, expiring September 30, 2016.

30On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Intrinsic World Equity Fund.  Effective March 1, 2016 the ratios for Class A and Class C will be 1.35% and 2.10%, respectively, expiring February 28, 2017.  In addition, the Board approved an increase to the capped operating expense ratio for the Administrator Class.  Effective March 1, 2016 the Administrator Class ratio will be 1.25%, expiring February 28, 2017.

31On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Large Cap Core Fund.  Effective December 1, 2015, the ratios for the Administrator Class and Institutional Class will be 1.00% and 0.70%, respectively, expiring November 30, 2016.  In addition, on August 11, 2015 the Board approved the addition Class R and R6 shares, effective on or about October 1, 2015.

32On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Large Cap Growth Fund.  Effective December 1, 2015, the ratios for Classes R4, R6 and Institutional will be 0.80%, 0.65% and 0.75%, respectively, expiring November 30, 2016.

33On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Large Company Value Fund.  Effective December 1, 2015, the ratios for the Administrator Class and Institutional Class will be 0.98% and 0.75%, respectively, expiring November 30, 2016.

34On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Money Market Fund.  Effective upon the conversion of the Investor Class shares to Class A, the ratios for Classes A, B and C will be 0.65%, 1.40% and 1.40%, respectively, expiring one year after the next annual update following the effectiveness of the Investor Class conversion.

35On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for the Municipal Money Market Fund Class A.  Effective upon the conversion of the Investor Class shares to Class A, the ratio for Class A will be 0.64%, expiring one year after the next annual update following the effectiveness of the Investor Class conversion.

36On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Omega Growth Fund.  Effective December 1, 2015, the ratios for the Administrator Class and Institutional Class will be 1.10% and 0.85%, respectively, expiring November 30, 2016.

37On May 20, 2015, the Board of Wells Fargo Funds Trust approved an increase to the capped operating expense ratios for certain share classes of the Short-Term Municipal Bond Fund.  Effective November 1, 2015, the ratios for Class A and Class C will be 0.63% and 1.38%, respectively, expiring October 31, 2016.

38On May 20, 2015, the Board of Wells Fargo Funds Trust approved a reduction to the capped operating expense ratios for certain share classes of the Small Company Value Fund.  Effective October 1, 2015 the ratios for Classes A, B and C will be 1.35%, 2.10% and 2.10%, respectively, expiring September 30, 2016.

39On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Mid Cap Value Fund, effective on or about October 1, 2015.

40On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Small Cap Value Fund, effective on or about October 1, 2015.

The foregoing schedule of capped operating expense ratios is agreed to as of August 11, 2015 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

              C. David Messman

              Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
  Paul Haast

  Senior Vice President